UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

CNL LIFESTYLE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51288	20-0183627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Sale of Senior Housing Portfolio

On December 22, 2014, CNL Lifestyle Properties, Inc., through various operating subsidiaries, (collectively, the “Company”), entered into a definitive agreement (the “Purchase and Sale Agreement”) with Senior Housing Properties Trust (NYSE: SNH), an unaffiliated third party (“Buyer”), to sell the Company’s entire portfolio of senior housing assets comprised of 38 properties, located in 16 states (the “Senior Housing Portfolio”) for an aggregate purchase price of approximately $790 million, subject to adjustment for certain receivables and operational fees and expenses, including the assumption of certain indebtedness and excluding transaction costs. The sale of the Senior Housing Portfolio to the Buyer pursuant to the Purchase Agreement is hereinafter referred to as the “Sale.” The proposed Sale was previously reported in a Current Report on Form 8-K, which was filed with the U.S. Securities and Exchange Commission on December 23, 2014.

On May 1, 2015, the Company completed the Sale of 37 of the properties in the Senior Housing Portfolio, and simultaneously amended the Purchase and Sale Agreement whereby a closing on the 38th property, which is located in Wilmington, North Carolina, has been delayed. The closing on the remaining property in the Senior Housing Portfolio is expected to close before year end 2015, subject to various conditions that must be satisfied or waived; and accordingly, there can be no assurance that the closing of the last property will not be further delayed, or will be consummated on current terms, or at all.

The aggregate sale price for the first 37 Senior Housing Properties is approximately $762.6 million; and the net cash to the Company from the Sale is approximately $473.6 million, after repayment or assumption of approximately $274.1 million of debt and payment of expenses. The net proceeds of the Sale are expected to be used to call the Company’s senior unsecured notes having an outstanding principal amount of approximately $318.3 million at a price equal to 103.625% of par value (the “Senior Notes”), as well as to retire other debt. The Company anticipates repaying the Senior Notes in the second quarter of 2015. A portion of the net proceeds of the Sale may also be used to make a special distribution to stockholders; and/or make strategic capital expenditures to enhance certain of the Company’s existing properties.

The Sale of the Senior Housing Properties will result in a reduction to the Company’s cash flows from operations, funds from operations (FFO) and modified funds from operations (MFFO).

In March 2014, the Company engaged Jefferies LLC, a global investment banking and advisory firm, to assist the Company in actively evaluating strategic alternatives to provide liquidity to the stockholders; and the Sale of the Senior Housing Properties was in furtherance therewith.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The following unaudited pro forma condensed consolidated balance sheet of the Company at December 31, 2014 illustrates the estimated effect of the Sale, described in Item 2.01 above, as if it had occurred on that date. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 (the “Pro Forma Period”) does not include pro forma adjustments to illustrate the estimated effect of the Sale described in Item 2.01 above, as if it had occurred on the first day of the Pro Forma Period, as the Company previously classified the Senior Housing Properties as held for sale as of December 31, 2014, and reported the related operations of assets held for sale as discontinued operations in the Company’s financial statements filed on March 31, 2015 with the U.S. Securities and Exchange Commission, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Form 10-K”).

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the Sale reflected therein had occurred on the date indicated or been in effect during the Pro Forma Period. The unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s financial results in the future, and should be read in conjunction with the Company’s financial statements filed in the Form 10-K.

(d)	Exhibits

10.1	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions by and between the Company and Buyer, dated May 1, 2015.

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnllifestylereit.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2014

(in thousands except per share data)

	Historical December 31, 2014	37 Properties Sold Pro Forma Adjustments		1 Property Pending Pro Forma Adjustments		Pro Forma December 31, 2014
ASSETS

Real estate investment properties, net (including $158,589 related to consolidated variable interest entities)	$1,136,451	$—		$—			$1,136,451
Assets held for sale, net (including $12,953 related to consolidated variable interest entities)	699,816	(561,899	) (a)	(23,136	) (a)		114,781
Cash	136,985	617,695	(a)	14,793	(a)
		(135,745	) (b)	(67	) (b)		633,661
Investments in unconsolidated entities	127,102	—		—			127,102
Deferred rent and lease incentives	47,649	—		—			47,649
Restricted cash	39,097	—		—			39,097
Other assets	36,639	(3,993	) (b)	(163	) (b)		32,483
Accounts and other receivables, net	23,086	(2,482	) (a)	—			20,604
Mortgages and other notes receivable, net	19,361	—		—			19,361
Intangibles, net	18,026	—		—			18,026

Total Assets	$2,284,212	$(86,424)		$(8,573)			$2,189,215

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgages and other notes payable (including $30,412 related to non-recourse debt of consolidated variable interest entities)	$550,504	$(140,227	) (a)	$(12,428	) (a)	$
		(135,941	) (b)	(763	) (b)		261,145
Senior notes, net of discount	316,846	—		—			316,846
Line of credit	152,500	—		—			152,500
Other liabilities	60,478	(6,098	) (a)	(514	) (a)		53,866
Accounts payable and accrued expenses	46,005	(745	) (b)	(67	) (b)		45,193
Due to affiliates	489	—		—			489

Total Liabilities	1,126,822	(283,011)		(13,772)			830,039

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value per share 200 million shares authorized and unissued	—	—		—			—
Excess shares, $.01 par value per share 120 million shares authorized and unissued	—	—		—			—
Common stock, $.01 par value per share
One billion shares authorized; 349,084 shares issued and 325,184 shares outstanding	3,252	—		—			3,252
Capital in excess of par value	2,863,839	—		—			2,863,839
Accumulated deficit	(494,129)	199,639	(a)	4,599	(a)
		(3,052	) (b)	600	(b)		(292,343)
Accumulated distributions	(1,211,302)	—		—			(1,211,302)
Accumulated other comprehensive loss	(4,270)	—		—			(4,270)

Total Stockholders’ Equity	1,157,390	196,587		5,199			1,359,176

Total Liabilities and Stockholders’ Equity	$2,284,212	$(86,424)		$(8,573)			$2,189,215

See accompanying notes to unaudited pro forma condensed consolidated financial statements

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(in thousands except per share data)

	Historical December 31, 2014	37 Properties Sold Pro Forma Adjustments (a)	1 Property Pending Pro Forma Adjustments (a)	Pro Forma December 31, 2014

Revenues:
Rental income from operating leases	$128,023	$—	$—	$128,023
Property operating revenues	236,860	—	—	236,860
Interest income on mortgages and other notes receivable	8,412	—	—	8,412

Total revenues	373,295	—	—	373,295

Expenses:
Property operating expenses	190,165	—	—	190,165
Asset management fees to advisor	18,651	—	—	18,651
General and administrative	17,136	—	—	17,136
Ground lease and permit fees	10,162	—	—	10,162
Acquisition fees and costs	664	—	—	664
Other operating expenses	5,328	—	—	5,328
Bad debt expense	291	—	—	291
Impairment provision	30,428	—	—	30,428
Loss on lease termination	8,914	—	—	8,914
Loan loss provision	3,270	—	—	3,270
Depreciation and amortization	98,664	—	—	98,664

Total expenses	383,673	—	—	383,673

Operating loss	(10,378)	—	—	(10,378)

Other income (expense):
Interest and other income	838	—	—	838
Interest expense and loan cost amortization (includes $460 loss on termination of cash flow hedges)	(57,260)	—	—	(57,260)
Loss on extinguishment of debt	(1,391)			(1,391)
Equity in earnings (loss) of unconsolidated entities	7,753	—	—	7,753

Total other expense	(50,060)	—	—	(50,060)

Loss from continuing operations	$(60,438)	$—	$—	$(60,438)

Loss per share of common stock (basic and diluted) from continuing operations	$(0.18)	$—	$—	$(0.18)

Weighted average number of shares of common stock outstanding (basic and diluted)	324,451	—	—	324,451

See accompanying notes to unaudited pro forma condensed consolidated financial statements

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of 38 senior housing properties described in Note 2. “Pro Forma Transaction” had occurred as of December 31, 2014. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company is presented for the year ended December 31, 2014 (the “Pro Form Period”), and includes certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transaction”, as if they had occurred as of the first day of the Pro Forma Period. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the Pro Forma Period.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Period. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

On December 22, 2014, the Company entered into a definitive agreement with Senior Housing Properties Trust, an unaffiliated third party, for the sale of the Company’s entire portfolio of senior housing assets comprised of 38 properties (the “Sale”). The purchase price for the senior housing portfolio is $790 million, subject to adjustment for certain receivables and operational fees and expenses, including the assumption of certain indebtedness and excluding transaction costs.

On May 1, 2015, the Company completed the sale of 37 senior housing properties and expects to close the remaining property before year end 2015. There can be no assurance that the conditions to the sale will be satisfied or waived on terms satisfactory to the parties for the remaining property or that the sale of the remaining property will ultimately be completed.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet represent adjustments needed to the Company’s historical balance sheet as if the disposition of the Sale occurred as of December 31, 2014.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet (Continued)

(a)	These adjustments reflect the net sales proceeds received from the Sale and elimination of the related account balances as if the Sale had been consummated as of December 31, 2014. Accumulated deficit has been reduced to reflect the receipt of net cash proceeds and removal of assets and liabilities related to the Sale, including the assumption of certain accounts receivable, security deposits, and existing indebtedness, as follows:

Sales price	$790,000
Closing and transaction costs	(4,857)

Net sales proceeds	785,143
Assets less other liabilities assumed of the 38 senior housing properties	580,905

Gain on sale	$204,238

Net sales proceeds	785,143
Indebtedness assumed by Buyer	(152,655)

Adjusted net sales proceeds	$632,488

(b)	These adjustments reflect the use of a portion of the net sales proceeds received from the Sale to pay down existing indebtedness, accrued interest, and to eliminate loan costs related to the existing indebtedness.

Net book value of indebtedness, excluding amounts assumed by Buyer	$136,704
Accrued interest	812
Cash used to pay principal and accrued interest	(135,812)
Unamortized loan costs	(4,156)

$(2,452)

5.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

The Company classified the 38 senior housing properties as held for sale as of December 31, 2014, and reported the related operations of assets held for sale as discontinued operations. Therefore, there are no continuing operations that require a pro forma adjustment for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2015		CNL LIFESTYLE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton, Chief Financial Officer and Treasurer